1 INVESTOR PRESENTATION DECEMBER 2, 2003

2 The Company undertakes no were Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements, as that term is defined in the Private Such forward-looking statements are subject to risks and uncertainties which could cause Access the filings and other financial and business information Securities Litigation Reform Act of 1995. actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements made. regarding the Company at www.providentnj.com

• 3 • Bank 1.92 • the aggregate and Bank is Provident Inc. an cash The Company Provident issued to Provident Inc. contributed stock raised. The • Services, The to Holding • for Services, and common proceeds by 2003: shares its net distributed retained of in Financial Company 15, Financial million January shares Foundation million million million Provident 59.62 On of million Bank $586.2 $293.1 $293.1 • Provident Holding • • • •

4 (as of September 30, 2003) Full Range of Retail and Commercial Deposit Products Retail and Commercial Lending Trust Services and Investment Services $4.2 billion in Assets $2.7 billion in Deposits $2.1 billion in Loans 54 branches in 10 counties in northern and central New Jersey A full-service bank: – – – Our Company Profile • • • • •

Tradition, Commitment, Focus 5 New Jersey’s Oldest Bank; Established 1839 Tradition of Safe & Sound Management – Commitment to Profitable Growth Commitment to Prudently Deploy Capital Commitment to Maintain Asset Quality Unwavering Customer Focus Our Strengths: • • • • •

• 6 • Culture Compromising accelerating with Sales without line Awareness Management Income in Brand Expenses Initiatives Sheet Interest Goals Share Increase Relationship Balance Pay-for-Performance Net Operating Growth and Strategic the Market Customer Quality Grow Grow Sustain Reinforce Maximize Asset Control Revenue • Our • • • • • •

292.1 24.1 3.79% 7 2001 2,869.7 1,994.6 2,341.7 $ $ $ $ $ 2002 3,919.2 2,031.9 3,243.3 326.0 26.6 3.98% $ $ $ $ $ 2003* 4,171.9 2,092.4 2,689.9 833.8 10.5** 3.33% $ $ $ $ $            for the nine months ended September 30, 2003 includes $15.6 million net of tax one-time contribution to The Provident Bank Foundation Our Financial Performance ($            in millions) Assets Loans, net Deposits Capital Net Income Net Interest Margin * **

8 Maximize Product Penetration among Current Households Continually Reduce Attrition Increase New Customer Acquisition Integrate Consistent Sales Process and Customer Treatment across all Delivery Channels Assess Merger & Acquisition Opportunities Continue De Novo Branching Maintain Diversified Loan Portfolio Composition Continue to Increase proportion of Core Deposits to Total Deposits Customer Relationship Management Process: – – – – Our Business Drivers • • • • •

9 September, 2003 2002 2001 to improve asset yields to reduce exposure to interest rate risk 2000 Residential Real Estate and Consumer Loans Commercial Real Estate, Mortgage Warehouse and Business Loans Loan Portfolio Diversification 70.00% 60.00% 50.00% 40.00% 30.00% 20.00% 10.00% 0.00%

10 3Q 2003 Commercial Real Estate 2002 2001 2000 Building the Commercial Loan Portfolio $            in millions 800 600 400 200 0 Commercial & Industrial

• 11 • between Portfolio been have Family purchased Loan 1-4 or balance Credit Loans on even of Retail focused originated Strategy Commercial Lines favor either and Warehouse will Redeployment Strategy—Maintain Portfolio all Strategy Mortgages Diversification Loan Asset Residential Long-term Retail Substantially sold Near-term Interim • Loan • • •

12 Our Current Market

13 5.74% 8.48% = 16.72% ongoing Strategic Focus = = Core Deposits are Provident’s Core Deposits Provident • Total Deposits Provident Total Deposits all New Jersey Institutions As of June 30, 2003: 13th of 135 FDIC-Insured Institutions in Provident’s 10-County Market Area Increase for 12 Months ended June 30, 2003: – – – Our Deposit Market Share • • •

14 September, 2003 2002 Core Deposits 2001 Time Deposits to expand customer relationships to effectively manage interest rate expense 2000 Core Deposit Emphasis 70.00% 60.00% 50.00% 40.00% 30.00% 20.00% 10.00% 0.00%

15 3Q 03 Savings Deposits 2002 2001 2000 Demand Deposits Building Core Customer Deposit Balances $            in millions 1000 800 600 400 200 0

16 9 Mos. 2003 Net Interest Income 9 Mos. 2002 2002 Interest Expense 2001 2000 Interest Income Dual Strategy of Loan Diversification and Core Deposit Emphasis has resulted in Net Interest Income Growth $            in millions 200 150 100 50 0

17 September, 2003 2002 2001 % of Non-performing Loans to Total Loans 2000 Commitment to Asset Quality 0.50% 0.40% 0.30% 0.20% 0.10% 0.00%

18 Buyback strategy in development Declaration of Cash Dividend after first quarter of operation as a public company Stock buy-backs commenced in 2003 to fund stockholder-approved benefit plans Corporate stock buy-backs available for 2004 – Continuing assessment of merger opportunities Leverage strategies where warranted EPS for the period from January 15, 2003 thru September 30, 2003 = $0.16 Capital Management Strategies for Earnings per Share Growth • • • • • •

19 Driven by Focused & Rewarded Workforce Customer-Centricity Which will be Financial Performance Driven by seek Which will be seek Employees seek Customers Our Vision Investors

20